Exhibit 31.2

CERTIFICATION
OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Edward C. DeFeudis, certify that:

1.	I have reviewed this Quarterly Report on Form 10-Q/A of Wikiloan, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: July 29, 2011	By:	/s/ Edward C. DeFeudis
Edward C. DeFeudis
President, Chief Financial Officer, and Chairman of the Board (Principal Financial and Accounting Officer)